SUMMARY PROSPECTUS
February 28, 2018 (As Amended June 28, 2018)
MFS® Commodity Strategy Fund

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the fund's statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund's prospectus and statement of additional information, both dated February 28, 2018, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.
CLASS	TICKER SYMBOL
Class A*	MCSAX
Class T (Currently Not Offered)	N/A
Class B*	MCSFX
Class C*	MCSHX
Class I*	MCSIX
Class R1*	MCSNX
Class R2*	MCSOX
Class R3*	MCSQX
Class R4*	MCSTX
Class R6	MCSRX
* To be offered for sale on August 15, 2018.

Summary of Key Information
Investment Objective
The fund's investment objective is to seek total return.
Fees and Expenses
  This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy and hold shares of the fund, which are not reflected below.
Effective August 15, 2018, the above paragraph is restated in its entirety as follows:
  This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy and hold shares of the fund, which are not reflected below.   Expenses have been adjusted to reflect current fee arrangements.

  You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds, and, with respect to Class T shares, you invest at least $250,000 in the fund. More information about these and other waivers and reductions is available from your financial intermediary and in "Sales Charges and Waivers and Reductions" on page 10 and "Appendix A – Waivers and Reductions of Sales Charges" on page A-1 of the fund's prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Class	A	T	B	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	2.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	None	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	T	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses of the Fund	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Other Expenses of the Subsidiary^	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Other Expenses	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	1.06%	1.06%	1.81%	1.81%	0.81%	1.81%	1.31%	1.06%	0.81%	0.81%

CMS-SUM-062818        Page 1 of 5

MFS Commodity Strategy Fund

Effective August 15, 2018, the above table is restated in its entirety as follows: Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	T	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses of the Fund	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.07%
Other Expenses of the Subsidiary^	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Other Expenses	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.08%
Total Annual Fund Operating Expenses	1.09%	1.09%	1.84%	1.84%	0.84%	1.84%	1.34%	1.09%	0.84%	0.83%

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.
^	The fund's subsidiary is MFS Commodity Strategy Portfolio.

MFS Commodity Strategy Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund's operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$677	$893	$1,126	$1,795
Class T Shares	$355	$579	$820	$1,512
Class B Shares assuming
redemption at end of period	$584	$869	$1,180	$1,930
no redemption at end of period	$184	$569	$980	$1,930
Class C Shares assuming
redemption at end of period	$284	$569	$980	$2,127
no redemption at end of period	$184	$569	$980	$2,127
Class I Shares	$83	$259	$450	$1,002
Class R1 Shares	$184	$569	$980	$2,127
Class R2 Shares	$133	$415	$718	$1,579
Class R3 Shares	$108	$337	$585	$1,294
Class R4 Shares	$83	$259	$450	$1,002
Class R6 Shares	$83	$259	$450	$1,002

Effective August 15, 2018, the above table is restated in its entirety as follows:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$680	$902	$1,141	$1,827
Class T Shares	$358	$588	$836	$1,545
Class B Shares assuming
redemption at end of period	$587	$879	$1,196	$1,962
no redemption at end of period	$187	$579	$996	$1,962
Class C Shares assuming
redemption at end of period	$287	$579	$996	$2,159
no redemption at end of period	$187	$579	$996	$2,159
Class I Shares	$86	$268	$466	$1,037
Class R1 Shares	$187	$579	$996	$2,159
Class R2 Shares	$136	$425	$734	$1,613
Class R3 Shares	$111	$347	$601	$1,329
Class R4 Shares	$86	$268	$466	$1,037
Class R6 Shares	$85	$265	$460	$1,025

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example," affect the fund's performance.  During the most recent fiscal year, the fund's portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) seeks to achieve the fund's objective by providing exposure to the commodities markets through investing in commodity-linked derivatives rather than investing directly in commodities.  Commodities are assets with tangible properties, including oil, natural gas, agricultural products, and industrial and other precious metals.
MFS expects to gain exposure to the commodities markets by investing in MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (the "Subsidiary").  The Subsidiary is advised by MFS and has the same objective, strategies, and restrictions as the fund, except that MFS gains exposure to the commodities markets for the Subsidiary by investing directly in commodity-linked futures, options, and/or swaps.  MFS may invest up to 25% of the fund's assets (at the time of purchase) in the Subsidiary.
The Subsidiary's investments in commodity-linked derivatives are leveraged (i.e., involves investment exposure greater than the amount of the investment). MFS expects the fund's exposure to the commodities markets to be approximately equivalent to investing all of the fund's investments in commodity-linked derivatives on an unleveraged basis.
MFS allocates the Subsidiary's investments in commodity-linked derivatives among a variety of different commodities and commodity sectors based on proprietary quantitative models.
MFS generally invests substantially all of the fund's assets not invested in the Subsidiary in U.S. and foreign debt instruments.  In addition, the Subsidiary may also invest in U.S. and foreign debt instruments.  Debt instruments include corporate bonds, U.S. Government securities, foreign government securities, asset-backed securities, and other obligations to repay money borrowed.  Of the fund's direct and indirect investments in debt instruments, MFS generally invests substantially all of these investments in investment grade quality debt instruments.
MFS normally invests the fund's direct and indirect investments in debt instruments across different countries and regions, but MFS may invest a significant percentage of the fund's assets in issuers in a single country or region.
Some portion of the fund's and the Subsidiary's assets may be held in cash and/or debt instruments due to asset coverage and collateral requirements for the fund's and the Subsidiary's investments in derivatives.
MFS uses an active bottom-up investment approach to buying and selling debt investments for the fund. Debt investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative models that systematically evaluate debt instruments may also be considered.
Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
The principal risks of investing in the fund are:
Commodity-Related Investments Risk:  The value of commodity-related investments may be more volatile than the value of equity securities or debt instruments and may be affected by

MFS Commodity Strategy Fund

changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity-related investment may be affected by demand/supply imbalances in the market for the commodity. To the extent the fund focuses its investments in a particular asset of the commodities market, the fund will be more susceptible to risks associated with that particular asset.
Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives' original cost.  Derivatives can involve leverage.
Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.
Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability or willingness to perform in accordance with the terms of the transaction.
Financial Services Exposure Risk:  Events that affect the financial services sector may have a significant adverse effect on the fund.
Subsidiary Risk:  The Subsidiary will not be registered as an investment company under the Investment Company Act of 1940 (the Act) and will not be subject to all of the investor protections of the Act, although the Subsidiary will be managed pursuant to compliance policies and procedures that are materially the same as the policies and procedures applicable to the fund. Changes in the laws impacting the fund or the Subsidiary could negatively affect the fund and its shareholders. By investing in the Subsidiary, the fund is exposed to all the risks associated with the Subsidiary's investments.
Tax Risk:  In order to qualify as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended, the fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to the risk of diminished returns. Income from certain commodity-linked instruments may not constitute "qualifying income" for purposes of the requirements for RIC qualification under the Code, and income from investing in the Subsidiary is "qualifying income" for such purposes only to the extent certain requirements are satisfied.  The tax treatment of investing in commodity-linked instruments and in the Subsidiary is currently under consideration and unclear in certain respects and may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the Internal Revenue Service, which legislation, Treasury Regulations, and/or guidance may have retroactive effect.
Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets or the debt markets generally. Certain events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or segment of a debt market.
Interest Rate Risk:  In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest.
Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.
Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.
Focus Risk:  Issuers in a single country or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions, and the fund's performance will be affected by the conditions in the countries and regions to which the fund is exposed.
Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument's holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.
Allocation Risk: MFS' assessment of the risk/return potential of commodity sectors and the resulting allocation among commodity sectors may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.
Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.
Investment Selection Risk: MFS' investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. Quantitative models may not produce the intended results due to the factors used in the models, the weight placed on each factor in the models, changing sources of market return or market risk, and technical issues in the design, development, implementation, and maintenance of the models (e.g., incomplete or inaccurate data, programming or other software issues, and technology failures).
Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund's performance over time and how the fund's performance over time compares with that of a broad measure of market performance.
The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.
Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce the returns shown.

MFS Commodity Strategy Fund

During the period(s) shown in the bar chart, the highest quarterly return was 12.61% (for the calendar quarter ended June 30, 2016) and the lowest quarterly return was (13.95)% (for the calendar quarter ended September 30, 2015).
Performance Table.
Average Annual Total Returns
(For the Periods Ended December 31, 2017)

Share Class	1 YEAR	5 YEARS	LIFE (INCEPTION 6-2-2010)
Returns Before Taxes
T Shares	0.80%	(8.49)%	(3.90)%
B Shares	(1.38)%	(9.08)%	(4.30)%
C Shares	1.62%	(8.72)%	(4.30)%
I Shares	3.64%	(7.80)%	(3.34)%
R1 Shares	2.62%	(8.72)%	(4.30)%
R2 Shares	3.13%	(8.26)%	(3.82)%
R3 Shares	3.39%	(8.03)%	(3.58)%
R4 Shares	3.64%	(7.80)%	(3.34)%
R6 Shares	3.81%	(7.77)%	(3.32)%
A Shares	(2.57)%	(9.11)%	(4.33)%
Returns After Taxes on Distributions
A Shares	(3.81)%	(9.40)%	(5.13)%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	(1.49)%	(6.72)%	(3.12)%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
Bloomberg Commodity Index	1.70%	(8.45)%	(4.18)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.
Investment Adviser
MFS serves as the investment adviser for the fund.
Portfolio Manager(s)

Portfolio Manager	Since	Title
Alexander Mackey	2017	Investment Officer of MFS
Ben Nastou	2010	Investment Officer of MFS
Natalie Shapiro	2010	Investment Officer of MFS

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange (the "NYSE") is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o DST Asset Manager Solutions, Inc., 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).
The fund's initial and subsequent investment minimums generally are as follows:
Class	Initial Minimum	Subsequent Minimum
Class A, Class T, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R6	None	None

Effective August 15, 2018, the paragraph immediately below is deleted in its entirety:
Currently, only Class R6 shares are available for sale and only to funds distributed by MFS Fund Distributors, Inc.
Taxes
If your shares are held in a taxable account, the fund's distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.
Payments to Broker/Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS' affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary's Web site for more information.